EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANIES. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: May ___, 2005
                                                                   $------------

                 AMENDED AND RESTATED 12% CONVERTIBLE DEBENTURE
                             DUE SEPTEMBER 30, 2006

      THIS 12% CONVERTIBLE DEBENTURE is one of a series of duly authorized and issued 12% Convertible Debentures of (i) Azur International, Inc., a Nevada corporation, having a principal place of business at 101 N.E. 3rd Avenue, Suite 1220, Fort Lauderdale, Florida 33301 (the "Company") and Azur Holdings, Inc., a Delaware corporation having a principal place of business at 101 N.E. 3rd Avenue, Suite 1220, Fort Lauderdale, Florida 33301 (the "Parent"), designated as their 12% Convertible Debenture, due September 30, 2006 (the "Debenture(s)").

      FOR VALUE RECEIVED, the Company and the Parent jointly and severally promise to pay to _____________ or its registered assigns (the "Holder"), or shall have paid pursuant to the terms hereunder, the principal sum of _____________________ by September 30, 2006, or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the "Maturity Date"), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture in accordance with the provisions hereof. All payments shall be made by certified check to the address of the Holder as provided in Section 9(a) or by wire transfer of immediately available funds pursuant to instructions as may be provided from time to time by Holder. This Debenture is subject to the following additional provisions:

      Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

      "Alternate Consideration" shall have the meaning set forth in Section
5(a).

      "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

      "Buy-In" shall have the meaning set forth in Section 4(d)(v).

      "Change of Control Transaction" means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company or the Parent, by contract or otherwise) of in excess of 33% of the voting securities of the Company, or Parent, as applicable or (ii) the Company or Parent merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company or Parent and, after giving effect to such transaction, the stockholders of the Company or Parent immediately prior to such transaction own less than 33% of the aggregate voting power of the Company or Parent, as applicable, or the successor entity of such transaction, or (iii) the Company or Parent sells or transfers its assets, as an entirety or substantially as an entirety, to another Person and the stockholders of the Company or Parent immediately prior to such transaction own less than 33% of the aggregate voting power of the acquiring entity immediately after the transaction, (iv) a replacement at one time or within a three year period of more than one-half of the members of the Company's or Parent's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or
(v) the execution by the Company or Parent of an agreement to which the Company or Parent, as applicable, is a party or by which it is bound, providing for any of the events set forth above in (i) or (iv).

      "Company Common Stock" means the common stock, par value $.0001 per share, of the Company and stock of any other class of securities into which such securities may hereafter have been reclassified or changed into.

      "Conversion Date" shall have the meaning set forth in Section 4(a).

      "Conversion Price" shall have the meaning set forth in Section 4(b).

      "Conversion Shares" means the shares of Company Common Stock or Parent Common Stock issuable upon conversion of Debentures.

      "Debenture Register" shall have the meaning set forth in Section 2(c).

      "Event of Default" shall have the meaning set forth in Section 8.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      "Fundamental Transaction" shall have the meaning set forth in Section
5(a).

      "Interest Payment Date" shall have the meaning set forth in Section 2(a).

      "Late Fees" shall have the meaning set forth in Section 2(d).

      "Mandatory Prepayment Amount" for any Debentures shall equal the sum of
(i) the greater of: (A) 130% of the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, or (B) the principal amount of Debentures to be prepaid, plus all other accrued and unpaid interest hereon, divided by the Conversion Price on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the VWAP on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, and
(ii) all other amounts, costs, expenses and liquidated damages due in respect of such Debentures.

      "New York Courts" shall have the meaning set forth in Section 9(d).

      "Notice of Conversion" shall have the meaning set forth in Section 4(a).

      "Optional Redemption" shall have the meaning set forth in Section 6(a).

      "Optional Redemption Amount" shall mean the sum of (i) 100% of the principal amount of the Debenture then outstanding, (ii) accrued but unpaid interest and (iii) all liquidated damages and other amounts due in respect of the Debenture.

      "Optional Redemption Notice" shall have the meaning set forth in Section 6(a).

      "Optional Redemption Notice Date" shall have the meaning set forth in
Section 6(a).

      "Original Issue Date" shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

      "Parent Common Stock" means the common stock, par value $.0001per share, of the Parent and stock of any other class of securities into which such securities may hereafter have been reclassified or changed into

      "Permitted Indebtedness" means the Indebtedness of up to $_________ incurred pursuant to that certain Construction Loan Agreement, dated January 5, 2005, between 48 Hendricks, LLC and Colonial Bank, N.A. and the Indebtedness incurred in connection with that certain Loan Agreement, dated November 2, 2005, by and among the borrowers thereto, including the Company, and the signatories thereto, in the original principal amount of $6,000,000.

      "Permitted Lien" mean (a) Liens with respect to the payment of taxes or governmental charges in all cases which are not yet due or which are subject to a good faith contest; (b) any Liens incurred in connection with Permitted Indebtedness provided that such liens are not secured by assets of the Company, the Parent or their respective Subsidiaries other than the assets so acquired or leased; and (c) statutory Liens of landlords or equipment lessors against any property of the Company, the Parent or their respective Subsidiaries existing as of the date of the Purchase Agreement in favor of suppliers, mechanics, carriers, materialmen, warehousemen or workmen.

      "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

      "Purchase Agreement" means the Securities Purchase Agreement, dated as of May 31, 2005, to which the Company, the Parent and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "Subsidiary" shall have the meaning given to such term in the Purchase Agreement.

      "Trading Market" means, as applicable, the following markets or exchanges on which the Company Common Stock or Parent Common Stock, as applicable, is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board.

      "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

      "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Company Common Stock or Parent Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Company Common Stock or Parent Common Stock, as applicable for such date (or the nearest preceding date) on the Trading Market on which the Company Common Stock or Parent Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Business Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Company Common Stock or Parent Common Stock is not then listed or quoted on a Trading Market and if prices for the Company Common Stock or Parent Common Stock, as applicable, are then reported in the "Pink Sheets" published by the Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Company Common Stock or Parent Common Stock so reported; or (c) in all other cases, the fair market value of a share of Company Common Stock or Parent Common Stock, as applicable, as determined by an independent appraiser selected in good faith by the Holders and reasonably acceptable to the Company or Parent, as applicable.

      Section 2. Interest.

            a) Payment of Interest. The Company or Parent shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 12% per annum, payable monthly on the first of each calendar month beginning on July __, 2005, beginning on the first such date after the Original Issue Date, on each Conversion Date (as to that principal amount then being converted), on each Optional Redemption Date (as to that principal amount being redeemed) and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an "Interest Payment Date") in cash.

            b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted, provided that either the Company or Parent in fact delivers the Conversion Shares within the time period required by Section 4(d)(ii). Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company and the Parent regarding registration and transfers of Debentures (the "Debenture Register").

            c) Late Fee. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) ("Late Fees") which will accrue daily, from the date such interest is due hereunder through and including the date of payment.

            d) Prepayment. Except as otherwise set forth in this Debenture, neither the Company nor the Parent may prepay any portion of the principal amount of this Debenture without the prior written consent of the Holder.

      Section 3. Registration of Transfers and Exchanges.

            a) Different Denominations. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

            b) Investment Representations. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

            c) Reliance on Debenture Register. Prior to due presentment to the Company and Parent for transfer of this Debenture, the Parent and Company and any of their agents may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company, Parent nor any such agent shall be affected by notice to the contrary.

      Section 4. Conversion.

            a) Voluntary Conversion. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture shall be convertible into either shares of Company Common Stock or Parent Common Stock, or a combination thereof, at the option of the Holder, in whole or in part at any time and from time to time (subject to the limitations on conversion set forth in Section 4(c) hereof). The Holder shall effect conversions by delivering to the Company or Parent, as applicable the form of Notice of Conversion attached hereto as Annex A (a "Notice of Conversion"), specifying therein the principal amount of Debentures to be converted and the date on which such conversion is to be effected (a "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company or Parent unless the entire principal amount of this Debenture plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion. The Holder, the Parent and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company or Parent, as applicable shall deliver any objection to any Notice of Conversion within 2 Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

            b) Conversion Price. The conversion price (the "Conversion Price") in effect on any Conversion Date shall be equal to (A) with respect to Company Common Stock, the lesser of (i) $1.00 (subject to forward and reverse stock splits and the like) and (ii) the price determined by dividing $45,000,000 by, as of the Business Day immediately prior to the applicable Conversion Date, the sum of (i) the total number of then issued and outstanding shares of Common Stock and all other classes of capital stock of the Company, plus (ii) the total number of shares of all Common Stock and all other classes of capital stock of the Company into which all then issued and outstanding and fully-vested Common Stock Equivalents and other securities convertible, exchangeable or otherwise into other classes of capital stock of the Company may be converted, exchangeable or otherwise (subject to adjustment herein) ("Fully-Diluted Outstanding Company Capital Stock") or (B) with respect to Parent Common Stock, the lesser of (i) $3.00 (subject to forward and reverse stock splits and the like) and (ii) the price determined by dividing $45,000,000 by, as of the Business Day immediately prior to the applicable Conversion Date, the sum of (i) the total number of then issued and outstanding shares of Common Stock and all other classes of capital stock of the Parent, plus (ii) the total number of shares of all Common Stock and all other classes of capital stock of the Parent into which all then issued and outstanding and fully-vested Common Stock Equivalents and other securities convertible, exchangeable or otherwise into other classes of capital stock of the Parent may be converted, exchangeable or otherwise (subject to adjustment herein) ("Fully-Diluted Outstanding Parent Capital Stock") . Within 2 Business Days of the request of the Holder, the Company or the Parent, as applicable, shall provide the Holder an Officer's Certificate stating the number of issued and outstanding shares of Fully-Diluted Outstanding Company Capital Stock or Fully-Diluted Outstanding Parent Capital Stock.

            c) Holder's Restriction on Conversion. Neither the Company nor the Parent shall effect any conversion of this Debenture, and the Holder shall not have the right to convert any portion of this Debenture, pursuant to Section 4(a) or otherwise, to the extent that after giving effect to such conversion, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.99% of the number of shares of the Company Common Stock or Parent Common Stock, as applicable, outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Company Common Stock or Parent Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Company Common Stock or Parent Common Stock, as applicable, issuable upon conversion of this Debenture with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Company Common Stock or Parent Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Debenture beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company or Parent, as applicable, (including, without limitation, any other Debentures or the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this section applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder) and of which a portion of this Debenture is convertible shall be in the sole discretion of such Holder. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company or Parent, as applicable, each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and neither the Company nor the Parent shall have any obligation to verify or confirm the accuracy of such determination. For purposes of this Section 4(c), in determining the number of outstanding shares of Company Common Stock or Parent Common Stock, as applicable, the Holder may rely on the number of outstanding shares of Company Common Stock and Parent Common Stock as reflected in (x) Schedule 3.1(g) to the Purchase Agreement, (y) a more recent public announcement by the Company or Parent or (z) any other notice by the Company, Parent or their respective Transfer Agent setting forth the number of shares of Company Common Stock or Parent Common Stock outstanding. Upon the written or oral request of the Holder, the Company and Parent shall within two Business Days confirm orally and in writing to the Holder the number of shares of Company Common Stock or Parent Common Stock then outstanding. In any case, the number of outstanding shares of Company Common Stock or Parent Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company or Parent, as applicable, including this Debenture, by the Holder or its affiliates since the date as of which such number of outstanding shares of Company Common Stock or Parent Common Stock was reported. The provisions of this Section 4(c) may be waived by the Holder, at the election of the Holder, upon not less than 61 days' prior notice to the Company or Parent, as applicable, and the provisions of this
Section 4(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

            d) Mechanics of Conversion

                  i. Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Company Common Stock or Parent Common Stock, as applicable issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted by (y) the Conversion Price.

                  ii. Delivery of Certificate Upon Conversion. Not later than three Business Days after any Conversion Date, the Company will deliver or cause to be delivered to the Holder (A) a certificate or certificates representing the Conversion Shares which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Company Common Stock or Parent Common Stock being acquired upon the conversion of Debentures and (B) a bank check in the amount of accrued and unpaid interest. The Company or Parent, as applicable, shall, if available and if allowed under applicable securities laws, use its best efforts to deliver any certificate or certificates required to be delivered by the Company or Parent under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

                  iii. Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Business Day after a Conversion Date, the Holder shall be entitled by written notice to the Company or Parent, as applicable, at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company or Parent shall immediately return the certificates representing the principal amount of Debentures tendered for conversion.

                  iv. Obligation Absolute; Partial Liquidated Damages. If the Company or Parent fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the fifth Business Day after the Conversion Date, the Company or Parent shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1000 of principal amount being converted, $10 per Business Day (increasing to $20 per Business Day after 5 Business Days after such damages begin to accrue) for each Business Day after such fifth Business Day until such certificates are delivered. The Company's and Parent's obligations to issue and deliver the Conversion Shares upon conversion of this Debenture in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company, the Parent or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company and Parent to the Holder in connection with the issuance of such Conversion Shares; provided, however, such delivery shall not operate as a waiver by the Company or Parent of any such action the Company or Parent may have against the Holder. In the event a Holder of this Debenture shall elect to convert any or all of the outstanding principal amount hereof, neither the Company nor the Parent may refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained and either the Company or Parent posts a surety bond for the benefit of the Holder in the amount of 150% of the principal amount of this Debenture outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company or Parent, as applicable, shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 8 herein for the Company's or Parent's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

                  v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder if the Company or Parent fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the third Business Day after the Conversion Date, and if after such third Business Day the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) Company Common Stock or Parent Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company or Parent shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Company Common Stock or Parent Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Company Common Stock or Parent Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the actual sale price of the Company Common Stock or Parent Common Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation and (B) at the option of the Holder, either reissue Debentures in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Company Common Stock or Parent Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(d)(ii). For example, if the Holder purchases Company Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the actual sale price of the Conversion Shares at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company or Parent, as applicable, written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company or Parent to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company or Parent timely pays in full such payment, neither the Company nor the Parent shall be required to pay such Holder liquidated damages under Section 4(d)(iv) in respect of the certificates resulting in such Buy-In.

                  vi. Reservation of Shares Issuable Upon Conversion. The Company and Parent each covenant that it will at all times reserve and keep available out of its authorized and unissued shares of Company Common Stock and Parent Common Stock, as applicable, solely for the purpose of issuance upon conversion of the Debentures, as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (and the other Holders of the Debentures), not less than such number of shares of the Company Common Stock or Parent Common Stock, as applicable, as shall (subject to any additional requirements of the Company or Parent as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of the Debentures. The Company and Parent each covenants that all shares of Company Common Stock and Parent Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if a Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Registration Statement.

                  vii. Fractional Shares. Upon a conversion hereunder neither the Company nor the Parent shall be required to issue stock certificates representing fractions of shares of the Company Common Stock or Parent Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP of the Company Common Stock or Parent Common Stock, as applicable, at such time. If the Company or Parent elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Company Common Stock or Parent Common Stock, as applicable.

                  viii. Transfer Taxes. The issuance of certificates for shares of the Company Common Stock and Parent Common Stock on conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that neither the Company nor the Parent shall be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and neither the Company nor the Parent shall be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company or Parent, as applicable, the amount of such tax or shall have established to the satisfaction of the Company or Parent that such tax has been paid.

      Section 5.

            (a) Fundamental Transaction. If, at any time while this Debenture is outstanding, (A) the Company or Parent effects any merger or consolidation of the Company or Parent with or into another Person, (B) the Company or Parent effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company, the Parent or another Person) is completed pursuant to which holders of Company Common Stock or Parent Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company or Parent effects any reclassification of the Company Common Stock or Parent Common Stock, as applicable, or any compulsory share exchange pursuant to which the Company Common Stock or Parent Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Company Common Stock or Parent Common Stock, as applicable (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Company Common Stock or Parent Common Stock, as applicable, in such Fundamental Transaction, and the Parent or Company, as applicable, shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Company Common Stock or Parent Common Stock, as applicable, are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company, Parent or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (d) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

            (b) Notice of Events. If (A) the Company or Parent shall declare a dividend (or any other distribution) on the Company Common Stock or Parent Common Stock, as applicable; (B) the Company or Parent shall declare a special nonrecurring cash dividend on or a redemption of the Company Common Stock or Parent Common Stock; (C) the Company or Parent shall authorize the granting to all holders of the Company Common Stock or Parent Common Stock, as applicable, rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company or Parent shall be required in connection with any reclassification of the Company Common Stock or Parent Common Stock, any consolidation or merger to which the Company or Parent is a party, any sale or transfer of all or substantially all of the assets of the Company or Parent, of any compulsory share exchange whereby the Company Common Stock or Parent Common Stock is converted into other securities, cash or property; (E) the Company or Parent shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company or Parent; then, in each case, the Company or Parent, as applicable, shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company or Parent, as applicable, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Company Common Stock or Parent Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Company Common Stock or Parent Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

            (c) Stock Dividends and Stock Splits. If the Company or Parent, at any time while this Debenture is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Company Common Stock or Parent Common Stock, as applicable or any securities exercisable, exchangeable or convertible into capital stock of the Company or Parent (which, for avoidance of doubt, shall not include any shares of Company Common Stock or Parent Common Stock issued upon conversion of, or payment of interest on, this Debenture); (B) subdivides outstanding shares of Company Common Stock or Parent into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Company Common Stock or Parent Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Company Common Stock or Parent Common Stock, any shares of capital stock of the Company or Parent, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Company Common Stock or Parent Common Stock, as applicable (excluding any treasury shares of the Company or Parent, as applicable) outstanding immediately before such event and of which the denominator shall be the number of shares of Company Common Stock or Parent Common Stock, as applicable, outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

      Section 6. Optional Redemption.

            a) Optional Redemption at Election of Company. Subject to the provisions of this Section 6, at any time after the Closing Date, the Company or Parent may deliver a notice to the Holders (an "Optional Redemption Notice" and the date such notice is deemed delivered hereunder, the "Optional Redemption Notice Date") of its irrevocable election to redeem some or all of the then outstanding Debentures, for an amount, in cash, equal to the Optional Redemption Amount on the 30th calendar day following the Optional Redemption Notice Date (such date, the "Optional Redemption Date" and such redemption, the "Optional Redemption"). The Optional Redemption Amount is due in full on the Optional Redemption Date. The Company and Parent each covenants and agrees that it will honor all Notice of Conversions tendered from the time of delivery of the Optional Redemption Notice through the date all amounts owing thereon are due and paid in full.

            b) Redemption Procedure. The payment of cash pursuant to an Optional Redemption shall be made on the Optional Redemption Date. If any portion of the cash payment for an Optional Redemption shall not be paid by the Company or Parent by the due date, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the payment of the Optional Redemption Amount plus all amounts owing thereon is paid in full. Alternatively, if any portion of the Optional Redemption Amount remains unpaid after such date, the Holders subject to such redemption may elect, by written notice to the Company or Parent, given at any time thereafter, to invalidate ab initio such redemption, notwithstanding anything herein contained to the contrary, and, with respect the failure to honor the Optional Redemption neither the Company nor the Parent shall have any further right to exercise such Optional Redemption. Notwithstanding anything to the contrary in this Section 6, the Company's and Parent's determination to redeem in cash or its elections under Section 6(b) shall be applied among the Holders of Debentures ratably. The Holder may elect to convert the outstanding principal amount of the Debenture pursuant to Section 4 prior to actual payment in cash for any redemption under this Section 6 by fax delivery of a Notice of Conversion to the Company or Parent.

      Section 7. Negative Covenants. So long as any portion of this Debenture is outstanding, neither the Parent, the Company nor any of their respective Subsidiaries will directly or indirectly:

            a) other than the Permitted Indebtedness as it exists on the date of the Purchase Agreement, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of the property or assets of 48 Hendricks, LLC now owned or hereafter acquired or any interest therein or any income or profits therefrom;

            b) other than the Liens incurred in connection with Permitted Indebtedness, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of property or assets of 48 Hendricks, LLC now owned or hereafter acquired or any interest therein or any income or profits therefrom;

            c) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder;

            d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its capital stock or securities exercisable, exchangeable or convertible into its capital stock other than as to the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents;

            e) enter into any agreement with respect to any of the foregoing; or

            f) pay cash dividends on any equity securities of the Company or Parent.

      Section 8. Events of Default.

            a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                  i. any default in the payment of (A) the principal amount of any Debenture, or (B) interest (including Late Fees) on, or liquidated damages in respect of, any Debenture, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within 3 Business Days;

                  ii. the Company or Parent shall fail to observe or perform any other covenant or agreement contained in this Debenture (other than a breach by the Company or Parent of its respective obligations to deliver shares of Common Stock to the Holder upon conversion which breach is addressed in clause (viii) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Business Days after notice of such default sent by the Holder or by any other Holder and (B)10 Business Days after the Company or Parent shall become or should have become aware of such failure;

                  iii. a default or event of default (subject to any grace or cure period provided for in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents other than the Debentures, or (B) any other material agreement, lease, document or instrument to which the Company, the Parent or any Subsidiary is bound;

                  iv. any representation or warranty made herein, in any other Transaction Documents, in any written statement pursuant hereto or thereto, or in any other report, financial statement or certificate made or delivered to the Holder or any other holder of Debentures shall be untrue or incorrect in any material respect as of the date when made or deemed made;

                  v. (i) the Company, the Parent or any of their respective Subsidiaries shall commence, or there shall be commenced against the Company, Parent or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company, Parent or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company, the Parent or any Subsidiary thereof or (ii) there is commenced against the Company, the Parent or any Subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or (iii) the Company, the Parent or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (iv) the Company, the Parent or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or (v) the Company, the Parent or any Subsidiary thereof makes a general assignment for the benefit of creditors; or (vi) the Company or the Parent shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (vii) the Company, the Parent or any Subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or
(viii) the Company, the Parent or any Subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (ix) any corporate or other action is taken by the Company, the Parent or any Subsidiary thereof for the purpose of effecting any of the foregoing;

                  vi. the Company, the Parent or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or Parent in an amount exceeding $150,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

                  vii. the Company or Parent shall be a party to any Change of Control Transaction or Fundamental Transaction, shall agree to sell or dispose of all or in excess of 33% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction) or shall redeem or repurchase more than a de minimis number of its outstanding shares of Company Common Stock, Parent Common Stock or other equity securities of the Company or Parent (other than redemptions of Conversion Shares and repurchases of shares of Company Common Stock, Parent Common Stock or other equity securities of departing officers and directors of the Company or Parent; provided such repurchases shall not exceed $100,000, in the aggregate, for all officers and directors during the term of this Debenture);

                  viii. a Registration Statement shall not have been declared effective by the Commission on or before June 30, 2006;

                  ix. the Parent Common Stock shall not be eligible for quotation on or quoted for trading on a Trading Market on or before June 30, 2006; or

                  x. the Company or Parent shall fail for any reason to deliver certificates to a Holder prior to the 7th Business Day after a Conversion Date pursuant to and in accordance with Section 4(d) or the Company or Parent shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof.

            b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder's election, immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the Mandatory Prepayment Amount. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Debenture, the interest rate on this Debenture shall accrue at the rate of 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Debentures for which the full Mandatory Prepayment Amount hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company or Parent. The Holder need not provide and the Company and Parent each hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

      Section 9. Miscellaneous.

            a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company or Parent, as applicable, at the address set forth above, facsimile number (954) 763-1516, Attn: Donald Winfrey, President or such other address or facsimile number as the Company or Parent may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company or Parent hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company or Parent, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

            b) Absolute Obligation. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligations of the Company and Parent, which are absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of both the Company and Parent. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein.

            c) Lost or Mutilated Debenture. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company and Parent shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company and Parent.

            d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). --------------- Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

            e) Waiver. Any waiver by the Company, the Parent or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company, the Parent or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

            f) Severability. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company and Parent each covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company and the Parent from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company and Parent (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

            g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

            h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.

                              *********************

      IN WITNESS WHEREOF, the Company and the Parent have caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

                                          AZUR INTERNATIONAL, INC.

                                          By:
                                               --------------------
                                               Name:
                                               Title:

                                          AZUR HOLDINGS, INC.

                                          By:
                                               --------------------
                                               Name:
                                               Title:

                                     ANNEX A

                              NOTICE OF CONVERSION

      The undersigned hereby elects to convert principal under the 12% Convertible Debenture of Azur International, Inc., a Nevada corporation (the "Company") and Azur Holdings, Inc. a Delaware corporation (the "Parent"), due on September 30, 2006, into shares of common stock of the Parent or Company, as specified below according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company or Parent, as applicable in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

      By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company and Parent that its ownership of the common stock of such entity does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.

      The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of common stock.

Conversion calculations:

                              Date to Effect Conversion:

                              Principal Amount of Debentures to be Converted:

                              Number of shares of Azur International, Inc.
                              Common Stock to be issued:

                              Number of shares of Azur Holdings, Inc. Common Stock to be issued:

                              Signature:

                              Name:

                              Address:

                                   Schedule 1

                               CONVERSION SCHEDULE

The 12% Convertible Debentures due on September 30, 2006, in the aggregate principal amount of $____________ issued by Azur International, Inc. and Azur Holdings, Inc. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

                                     Dated:

                                                           Aggregate Principal
                                                             Amount Remaining
                                                              Subsequent to
      Date of Conversion                                        Conversion
(or for first entry, Original                                  (or original
         Issue Date)              Amount of Conversion      Principal Amount)       Company and Parent Attest
------------------------------- ------------------------- ----------------------- ------------------------------

------------------------------- ------------------------- ----------------------- ------------------------------

------------------------------- ------------------------- ----------------------- ------------------------------

------------------------------- ------------------------- ----------------------- ------------------------------

------------------------------- ------------------------- ----------------------- ------------------------------

------------------------------- ------------------------- ----------------------- ------------------------------

------------------------------- ------------------------- ----------------------- ------------------------------

------------------------------- ------------------------- ----------------------- ------------------------------

------------------------------- ------------------------- ----------------------- ------------------------------